EXHIBIT 10.44

Consultancy Agreement
Date: July 10, 2001

Parties:

BIOPROGRESS TECHNOLOGY INTERNATIONAL INC., ('BTII') a corporation organised under the State of Nevada, United States of America of Unit 1, Norwood Road, March, Cambridgeshire PE15 8QD, England; and

ADVANCED TECHNOLOGY PHARMA, S.L, ('ATP') a company organised under the laws of Spain, whose registered office is at Carretera de Irun, Km 26,200 28700 San Sebastian de los Reyes, Madrid, Spain.

Appointment:

BTII herby appoints ATP as its consultant and ATP hereby accepts such appointment on the terms and conditions set forth herein:

1) The term of appointment shall be the period covered by Clause 3 (b), (c) and
(d) of an Agreement for the Supply of the Prototype Pharmaceutical Machine between BTII and Farmasierra S.A.

2) During the term BTII shall pay up to $[CONFIDENTIALITY REQUESTED] U.S to ATP in respect of the services herein defined and payments shall be pro rata sums paid by Farmasierra S.A. to BTII during the term. BTII shall pay ATP within one
(1) day of the receipt of funds from Farmasierra S.A.

3) During the term ATP shall provide the following services ('Services') to
BTII:

      o ATP will liase with Farmasierra S.A. and with BTII to ensure that the XGel(tm) Film System fully meets the requirements of the pharmaceutical industry in terms of construction and operation;

      o ATP will keep BTII informed of all matters that could affect the acceptance of the XGel(tm) Film System by the pharmaceutical industry;

      o ATP will liase with Farmasierra S.A. to facilitate visits to Farmasierra's plant by customers and potential customers BTII, provided that Farmasierra shall at all times have full control of any such visit and shall at its sole discretion determine the scope and extent of such visit.

4) The parties agree to keep confidential all information relating to the services to be performed under this Agreement and the commercial operations of their respective businesses.

5) This Agreement shall be governed by and construed in accordance with the laws of England.

Signed: Graham Hind 10/07/01 for and on behalf of BioProgress Technology International, Inc.

Signed: Tomas Olleros 10/07/01 for and on behalf of Advanced Techonology Pharma, S.L.